Segments	12 Months Ended
Sep. 30, 2024
Segments [Abstract]
SEGMENTS

NOTE 19 - SEGMENTS

The Company’s operations are organized into two reporting segments: general support services and financial services. The structure is designed to allow the Company to evaluate the performance of its different service offerings, provide improved service and drive future growth in a cost efficient manner.

Selected information by reportable segment is presented in the following tables:

	September 30,	September 30,
	2024	2023
Revenues:
General support services – related party	$4,800,000	$19,200,000
Financial services	1,113,461	2,097,642
Total revenues	$5,913,461	$21,297,642

Gross profit
General support services revenue – related party	$150,000	425,000
Financial services	848,516	(768,141)
Total gross profit (loss)	$998,516	$(343,141)

Operating expenses
Financial services	$1,917,126	2,721,746
Corporate/Other	13,259,400	14,398,334
Total operating expenses	$15,176,526	$17,120,080